UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2017

CARMAX AUTO OWNER TRUST 2017-3

(Issuing Entity with respect to Securities)

(Central Index Key Number: 0001710329)

CARMAX BUSINESS SERVICES, LLC

(Sponsor with respect to Securities)

(Central Key Index Number: 0001601902)

CARMAX AUTO FUNDING LLC

(Depositor with respect to Securities)

(Central Key Index Number: 0001259380)

Delaware	333-207329-07 333-207329	01-0794037
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(Registrant’s IRS Employer Identification No.)

12800 Tuckahoe Creek Parkway, Suite 400

Richmond, VA 23238-1115

(Address of principal executive offices of registrant, including zip Code)

Registrant’s telephone number, including area code: (804) 935-4512

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events

CarMax Auto Funding LLC, a Delaware limited liability company, (the “Depositor”) has registered an issuance of asset backed notes on Form SF-3 (Commission File No. 333-207329), filed on October 7, 2015, and as amended by Pre-Effective Amendment No. 1 on December 1, 2015, Pre-Effective Amendment No. 2 on December 21, 2015 and Pre-Effective Amendment No. 3 on January 8, 2016, respectively, including the exhibits thereto (as amended, the “Registration Statement”).

On July 26, 2017 (the “Closing Date”), the Depositor entered into an Amended and Restated Trust Agreement, a copy of which is filed as an exhibit hereto, with Wilmington Trust, National Association, as owner trustee (the “Owner Trustee”), relating to CarMax Auto Owner Trust 2017-3 (the “Issuing Entity”), a Delaware statutory trust created on May 1, 2017. On the Closing Date, CarMax Business Services, LLC (“CarMax Business Services”) and the Depositor entered into a Receivables Purchase Agreement, a copy of which is filed as an exhibit hereto, pursuant to which specified motor vehicle retail installment sale contracts and related property were sold by CarMax Business Services to the Depositor. On the Closing Date, the Issuing Entity, the Depositor and CarMax Business Services, as servicer, entered into a Sale and Servicing Agreement, a copy of which is filed as an exhibit hereto, pursuant to which motor vehicle retail installment sale contracts and related property were transferred by the Depositor to the Issuing Entity, and the Issuing Entity will engage CarMax Business Services to service those assets. On the Closing Date, the Issuing Entity issued to the Depositor the Class A-1 Asset-backed Notes, Class A-2a Asset-backed Notes, Class A-2b Asset-backed Notes, Class A-3 Asset-backed Notes, Class A-4 Asset-backed Notes, Class B Asset-backed Notes, Class C Asset-backed Notes and Class D Asset-backed Notes, having an aggregate original principal amount of $1,375,000,000, pursuant to an Indenture entered into between the Issuing Entity and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”), on the Closing Date, a copy of which is filed as an exhibit hereto. On the Closing Date, the Issuing Entity, the Indenture Trustee and CarMax Business Services, as administrator, entered into an Administration Agreement, a copy of which is filed as an exhibit hereto, pursuant to which the administrator agreed to perform certain duties and obligations of the Issuing Entity and the Owner Trustee under the transaction documents. On the Closing Date, the Issuing Entity, CarMax Business Services, as servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer (the “Asset Representations Reviewer”), will enter into an Asset Representations Review Agreement, in substantially the form of which is filed as an exhibit hereto, pursuant to which the Asset Representations Reviewer will agree to perform, upon satisfaction of certain trigger events, reviews of certain receivables for compliance with the representations and warranties made by CarMax Business Services and the Depositor about such receivables.

Item 9.01. Exhibits.

Exhibit No.	Description

4.1	Indenture between CarMax Auto Owner Trust 2017-3 and U.S. Bank National Association, as indenture trustee, dated as of July 1, 2017.

4.2	Amended and Restated Trust Agreement between CarMax Auto Funding LLC, as depositor, and Wilmington Trust, National Association, as owner trustee, dated as of July 1, 2017.

99.1	Sale and Servicing Agreement among CarMax Business Services, LLC, as servicer, CarMax Auto Funding LLC, as depositor, and CarMax Auto Owner Trust 2017-3, dated as of July 1, 2017.

99.2	Receivables Purchase Agreement between CarMax Business Services, LLC, as seller, and CarMax Auto Funding LLC, as purchaser, dated as of July 1, 2017.

99.3	Administration Agreement among CarMax Business Services, LLC, as administrator, CarMax Auto Owner Trust 2017-3 and U.S. Bank National Association, as indenture trustee, dated as of July 1, 2017.

99.4	Asset Representations Review Agreement among CarMax Auto Owner Trust 2017-3, CarMax Business Services, LLC, as servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer, dated as of July 1, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CarMax Auto Funding LLC (Depositor)

Dated: July 26, 2017	By:	/s/ Enrique Mayor-Mora
	Name:	Enrique Mayor-Mora
	Title:	Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture between CarMax Auto Owner Trust 2017-3 and U.S. Bank National Association, as indenture trustee, dated as of July 1, 2017.

4.2	Amended and Restated Trust Agreement between CarMax Auto Funding LLC, as depositor, and Wilmington Trust, National Association, as owner trustee, dated as of July 1, 2017.

99.1	Sale and Servicing Agreement among CarMax Business Services, LLC, as servicer, CarMax Auto Funding LLC, as depositor, and CarMax Auto Owner Trust 2017-3, dated as of July 1, 2017.

99.2	Receivables Purchase Agreement between CarMax Business Services, LLC, as seller, and CarMax Auto Funding LLC, as purchaser, dated as of July 1, 2017.

99.3	Administration Agreement among CarMax Business Services, LLC, as administrator, CarMax Auto Owner Trust 2017-3 and U.S. Bank National Association, as indenture trustee, dated as of July 1, 2017.

99.4	Asset Representations Review Agreement among CarMax Auto Owner Trust 2017-3, CarMax Business Services, LLC, as servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer, dated as of July 1, 2017.